UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 25, 2006

Hanover Compressor Company - Hanover Companies Retirement Savings Plan
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-13071	76-0625124
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

12001 North Houston Rosslyn, Houston, Texas		77086
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(281) 447-8787

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 4.01 Changes in Registrant's Certifying Accountant.

(a) Previous Independent Registered Public Accounting Firm:

On April 25, 2006, the Hanover Companies Retirement Savings Plan (the "Plan") dismissed PricewaterhouseCoopers LLP ("PwC") as the Plan's independent registered public accounting firm. The dismissal was approved by the Audit Committee of the Board of Directors of Hanover Compressor Company.

The reports of PwC on the Plan's financial statements for the years ended December 31, 2004 and 2003 contained no adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the years ended December 31, 2004 and 2003 and through April 25, 2006, there have been no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PwC would have caused PwC to make reference thereto in its reports on the Plan's financial statements for such years. During the years ended December 31, 2004 and 2003 and through April 25, 2006, there were no "reportable events" as described in Item 304(a)(1)(v) of Regulation S-K.

The change in the accounting firm described above pertains only to the financial statements of the Plan and does not affect PwCs engagement as the independent registered public accounting firm of Hanover Compressor Company.

PwC has been provided with a copy of the foregoing statements. Attached as Exhibit 16.1 to this 8-K is a copy of PwC's letter dated May 1, 2006 stating its agreement with such statements.

(b) New Independent Registered Public Accounting Firm:

The Audit Committee of the Board of Directors of Hanover Compressor Company appointed Melton & Melton, LLP as the Plan's new independent registered public accounting firm for the year ended December 31, 2005, as of April 25, 2006. During the years ended December 31, 2004 and 2003 and through April 25, 2006, the Plan did not consult with Melton & Melton, L.L.P. on any accounting or auditing matter pursuant to Item 304(a)(2)(i) and Item 304(a)(2)(ii) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit 16.1 - Letter of PricewaterhouseCoopers LLP, dated May 1, 2006, regarding change in independent registered public accounting firm of the Hanover Companies Retirement Savings Plan.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hanover Compressor Company - Hanover Companies Retirement Savings Plan

May 1, 2006	By:	Lee E. Beckelman

Name: Lee E. Beckelman
Title: Vice President and Chief Financial Officer

Top of the Form

Exhibit Index

Exhibit No.	Description

16.1	Letter of PricewaterhouseCoopers LLP, dated May 1, 2006, regarding change in independent registered public accounting firm of the Hanover Companies Retirement Savings Plan.